UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2017

GREAT BASIN SCIENTIFIC, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36662	83-0361454
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 E. South Temple, Suite 520, Salt Lake City, UT

(Address of principal executive offices)

84111

(Zip code)

(801) 990-1055

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05 Costs Associated with Exit or Disposal Activities.

On February 10, 2017, Great Basin Scientific, Inc. (the “Company”) announced a restructuring and cost reduction plan (the “Plan”), which is intended to refocus Company resources on accelerating revenue growth of its existing commercial products. As part of the Plan, the Company will reduce its overall capital needs by decreasing total annual operating costs through the streamlining of certain manufacturing and administrative processes.

In connection with the Plan, the Company expects to complete a workforce reduction constituting approximately 26% of its workforce, resulting in the elimination of approximately 50 employees nationwide. The Company estimates it will not incur any additional charges in connection with the Plan as the amounts to be paid to the terminated employees include actual time worked and previously accrued personal time off (“PTO”). The estimated payout of the PTO will be approximately $150,000. The Company expects the Plan to be completed by the end of the first quarter of fiscal 2017.

Item 7.01 Regulation FD Disclosure.

On February 10, 2017, the Company issued a press release announcing the Plan. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

d) Exhibits

Exhibit No.	Description

99.1*	Press Release issued February 10, 2017.

*Furnished herewith

Forward-Looking Statements

This Current Report on Form 8-K may be deemed to contain forward-looking statements, including forward-looking statements about the number of employees impacted by the Plan, the timing for completion of the workforce reduction, and the amount and expected timing related to any associated restructuring and other charges. Forward-looking statements are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. For more information on other risk factors affecting the Company generally, please refer to the risk factors set forth in the Company’s most recent periodic reports on Form 10-K and Form 10-Q. The forward-looking statements contained in this Current Report on Form 8-K are made as of the date hereof and the Company assumes no obligation to update such statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT BASIN SCIENTIFIC, INC.

Date: February 10, 2017	By:	/s/ Ryan Ashton
	Name:	Ryan Ashton
	Title:	President and Chief Executive Officer